                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 13, 2000
                                                         -----------------


                          FIRST CONSULTING GROUP, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                              0-23651                         95-3539020
--------                              -------                         ----------
(State or Other                     (Commission                    (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
Incorporation)



111 W. OCEAN BLVD., 4TH FLOOR, LONG BEACH, CALIFORNIA                      90802
-----------------------------------------------------                      -----
(Address of Principal Executive Office)                               (Zip Code)



       Registrant's telephone number, including area code: (562) 624-5200
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                                  Page 1 of 5
                         Exhibit Index begins on Page 2
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ITEM 5.  OTHER EVENTS.

Attached hereto as Exhibit 99.1 is a copy of a Press Release issued on behalf of the Registrant announcing the implementation of a rescission program for stock loans issued to Registrant's vice presidents.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS. The following exhibits are attached to this Current Report on Form 8-K:


                                                                                                 Sequential
         Exhibit           Description                                                           Page Start
         -------           -----------                                                           ----------
         99.1              Press Release entitled "First Consulting Group Implements                      3
                           Rescission Program for Vice President Stock Loans"


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST CONSULTING GROUP, INC.
                                       ----------------------------
                                       (Registrant)


Date:  December 14, 2000               By:  /s/ Robert R. Holmen
                                            -----------------------------------
                                            Vice President and General Counsel


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